UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ESPORTS ENTERTAINMENT GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ESPORTS ENTERTAINMENT GROUP, INC.

December 28, 2022

Dear Fellow Esports Entertainment Group, Inc. Stockholders:

We invite you to attend the 2022 Annual Meeting of Stockholders of Esports Entertainment Group, Inc. to be held virtually at www.virtualshareholdermeeting.com/GMBL2022 on Thursday, January 26, 2023, at 10:00 a.m. Eastern Time.

The Notice of the Annual Meeting and proxy statement (“Proxy Statement”) accompanying this letter provide information concerning matters to be considered and acted upon at the meeting. There will be a question-and-answer and discussion period as part of the meeting. Our 2022 results are presented in detail in our Annual Report on Form 10-K for the fiscal year ended June 30, 2022, which is accessible as indicated in the Proxy Statement.

Your vote is very important. We encourage you to read all of the important information in the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the Annual Meeting by promptly submitting your vote by the Internet, telephone or mail using a paper copy of the proxy card.

On behalf of the Board of Directors, thank you for your continued confidence and investment in Esports Entertainment Group, Inc.

Sincerely,

/s/ Jan Jones Blackhurst
Jan Jones Blackhurst
Chair of the Board of Directors

/s/ Lydia Roy
Lydia Roy
Group General Counsel and Compliance, Corporate Secretary

ESPORTS ENTERTAINMENT GROUP, INC.

Block 6, Triq Paceville

St. Julians, Malta, STJ 3109

Telephone: 356 2713 1276

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on Thursday, January 26, 2023

To the Stockholders of Esports Entertainment Group, Inc.:

The 2022 Annual Meeting of the Stockholders (the “Annual Meeting”) of Esports Entertainment Group, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “Esports”, “we”, “us” or “our”), will be held on Thursday, January 26, 2023, at 10:00 a.m. Eastern Time virtually at www.virtualshareholdermeeting.com/GMBL2022. You or your proxy holder will be able to participate and vote, by visiting the meeting link above and entering the control number on the proxy card you received. You are not required to register before the meeting starts.

The purpose of the Annual Meeting is to consider and act upon the following matters:

1.	To elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal No. 1);

2.	To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in this proxy statement (“Proxy Statement”) (Proposal No. 2);

3.	To ratify the selection of Marcum LLP (formerly Friedman LLP) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023 (Proposal No. 3);

4.	To approve the potential issuance of an excess of 19.99% of our outstanding common stock, par value $0.001 per share (the “Common Stock”), upon the conversion of the Company’s outstanding Senior Convertible Note (Proposal No. 4);

5.	To approve the potential issuance of our outstanding Common Stock upon the conversion of a new perpetual convertible preferred stock to be issued in exchange for the Senior Convertible Note, as part of the Company’s approved plan of compliance with the Nasdaq Listing Rules (Proposal No. 5);

6.	To approve a reverse stock split of the Common Stock at a ratio of not less than one-for-twenty (1-for-20) and not more than one-for-one-hundred (1-for-100), with our Board of Directors having the discretion as to the exact ratio of any reverse stock split to be set within the above range, without a corresponding reduction in the total number of authorized shares of Common Stock, and to be in effect no later than the earlier of the next Annual Meeting or the anniversary of this year’s Annual Meeting (Proposal No. 6); and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of the Company’s Common Stock at the close of business on December 22, 2022 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting. We are providing proxy material to our stockholders via mail and the Internet at www.proxyvote.com. Please give the proxy materials your careful attention.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jan Jones Blackhurst	/s/ Lydia Roy
Jan Jones Blackhurst	Lydia Roy
Chair of the Board of Directors	Group General Counsel and Compliance, Corporate Secretary
December 28, 2022	December 28, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 26, 2023

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

Your vote is important. We encourage you to review all of the important information contained in the proxy materials before voting.

TABLE OF CONTENTS

Page
GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND ANNUAL MEETING	1
Revocability of Proxies	1
Soliciting Proxies	1
Voting Securities	1
Voting of Proxies	2
Voting Procedures and Votes Required	2
Uninstructed Shares	3
Votes Required to Approve a Proposal	3
Tabulation and Reporting of Voting Results	4
Proxy Materials Are Available on the Internet	4
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	5
CORPORATE GOVERNANCE	8
Board of Directors	8
Delinquent Section 16(a) Reports	10
Board Committees	11
Code of Ethics	13
EXECUTIVE COMPENSATION	15
Summary Compensation Table	15
Agreements with Named Executive Officers	16
Outstanding Equity Awards at Year End	18
Director Compensation	20
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	20
Transactions with Related Persons	22
AUDIT-RELATED MATTERS	23
Audit Committee Report	23
Audit Fees and Services	23
MATTERS TO BE VOTED ON	23
Proposal No. 1: Election of directors	23
Proposal No. 2: Non-binding advisory vote to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement	24
Proposal No. 3: Ratify the selection of Marcum LLP (formerly Friedman LLP) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023	25
Proposal No. 4: To approve the potential issuance of an excess of 19.99% of our outstanding Common Stock, par value $0.001 per share, upon the conversion of the Company’s outstanding Senior Convertible Note	25
Proposal No. 5: To approve the potential issuance of our outstanding Common Stock upon the conversion of a new perpetual convertible preferred stock to be issued in exchange for the Senior Convertible Note, as part of the Company’s approved plan of compliance with the Nasdaq Listing Rules	28
Proposal No. 6: To approve a reverse stock split of the Common Stock at a ratio of not less than one-for-twenty (1-for-20) and not more than one-for-one-hundred (1-for-100), with our Board of Directors having the discretion as to the exact ratio of any reverse stock split to be set within the above range, without a corresponding reduction in the total number of authorized shares of Common Stock, and to be in effect no later than the earlier of the next Annual Meeting or the anniversary of this year’s Annual Meeting	29
STOCKHOLDER NOMINATIONS AND OTHER BUSINESS	34
OTHER MATTERS	35
Householding of Annual Meeting Materials	35

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ESPORTS ENTERTAINMENT GROUP, INC.

Block 6, Triq Paceville

St. Julians, Malta, STJ 3109

Telephone: 356 2713 1276

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 26, 2023

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Esports Entertainment Group, Inc. (the “Company,” “we” or “us”), for use at the 2022 Annual Meeting of the Company’s stockholders (the “Annual Meeting”) to be held virtually at www.virtualshareholdermeeting.com/GMBL2022 , on Thursday, January 26, 2023, at 10:00 a.m. Eastern Time, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Whether or not you expect to attend the Annual Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. It is contemplated that this Proxy Statement and the accompanying form of Proxy will first be mailed to the Company’s shareholders on or about December 29, 2022.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A stockholder of record may revoke his, her or its Proxy at any time before it is voted either by delivering to the Secretary of the Company, at its principal executive offices located at Block 6, Triq Paceville, St. Julians, Malta, STJ 3109, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting during the meeting via the virtual meeting platform.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Solicitation of Proxies

The Company will solicit stockholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by electronic mail or telephone, without additional compensation.

Record Date

Stockholders of record at the close of business on December 22, 2022 (the “Record Date”), will be entitled to receive notice of, attend and vote at the Annual Meeting.

Voting Securities

As of December 22, 2022, there were 77,987,944 shares of Common Stock issued and outstanding. Stockholders are entitled to one vote for each share of Common Stock held by them. In addition, as of December 22, 2022, there were 100 shares of series B mirroring preferred stock (“Series B Preferred Stock”) issued and outstanding. The Series B Preferred Stock has voting rights on the reverse stock split (Proposal No. 6) equal to 25,000,000 common votes per share, provided that any votes cast by the Series B Preferred Stock with respect to Proposal No. 6 must be counted by the Company in the same proportion as the shares of common stock voted on this proposal. For example, if 50.5% of the shares of Common Stock voted by proxy or during the Annual Meeting are voted “FOR” Proposal No. 6, then the Company will count 50.5% of the votes cast (or votes) by the holder of the Series B Preferred Stock as votes “FOR” Proposal No. 6. Holders of Common Stock and Series B Preferred Stock will vote on the reverse stock split proposal as a single class.

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Under our bylaws, the presence at the Annual Meeting or by proxy of the holders of thirty-three and 34/100 percent (33.34%) of all stock issued and outstanding and entitled to vote, present during the Annual Meeting or represented by proxy, is necessary to constitute a quorum at the Annual Meeting. In the absence of a quorum at the Annual Meeting, the Annual Meeting may be postponed or adjourned from time to time without notice, except as required by law, until a quorum is formed. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting or by proxy and who abstain, including broker non-votes (as described below), and brokers holding customers’ shares of record who cause abstentions to be recorded at the Annual Meeting, are considered stockholders who are present for purposes of determining the presence of a quorum.

Why am I being provided with these proxy materials?

We have delivered these proxy materials to you in connection with the solicitation by our Board of proxies for the matters to be voted on at our Annual Meeting and at any adjournment or postponement thereof.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

What if other matters come up at the Annual Meeting?

As of the date of this Proxy Statement, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Voting of Proxies

All valid Proxies received prior to the Annual Meeting will be voted. The Board recommends that you vote by Proxy even if you plan to attend the Annual Meeting. You can vote your shares by Proxy via Internet, via telephone, or, if you request a paper copy of the proxy materials and receive a proxy card, by mail. To vote via Internet, go to www.proxyvote.com and follow the instructions. To vote by telephone, follow the instructions provided on the proxy card or voting card, as applicable. To vote by mail, fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope to Broadridge Financial Solutions, Inc. Voting prior to the Annual Meeting will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote via the virtual meeting platform. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Voting Procedures

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you, and cast your vote as soon as possible.

●	You may vote over the Internet.

	●	You may vote your shares by following the “Vote by Internet” instructions on the accompanying proxy card. If you vote over the Internet, you do not need to vote by telephone or complete and mail your proxy card.

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●	You may vote via the telephone.

●

If you are a stockholder of record, you can submit your Proxy by calling the telephone number specified on the paper copy of the proxy card you received. You must have the control number that appears on your proxy card available when submitting your Proxy over the telephone.

● Most stockholders who hold their shares in street name may submit voting instructions by calling the number specified on the paper copy of the voting instruction form provided by their bank, broker, or other nominee. Those stockholders should check the voting instruction form for telephone voting availability.

●	You may vote during the Annual Meeting. You or your proxy holder may vote your shares during the Annual Meeting via the virtual meeting platform.

●	You may vote by mail. If you received a proxy card by mail, you may vote by completing, dating and signing the proxy card delivered and promptly mailing it in the postage-paid envelope provided. If you vote by mail, you do not need to vote over the Internet or by telephone.

Uninstructed Shares

All Proxies that are executed or are otherwise submitted over the Internet or by telephone will be voted on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders in accordance with the instructions set forth therein. However, if no choice is specified on a Proxy as to one or more of the proposals, the Proxy will be voted in accordance with the Board’s recommendations on such proposals as set forth in this Proxy Statement.

Votes Required to Approve a Proposal

Under our bylaws, the holders of thirty-three and 34/100 percent (33.34%) of all stock issued, outstanding and entitled to vote at a meeting, present at the Annual Meeting or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock and Series B Preferred Stock represented at the Annual Meeting or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

If you are the beneficial owner of shares held in “street name” by a broker, then the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, then the broker will be entitled to vote the shares with respect to “discretionary” items (such as Proposal No. 2) but will not be permitted to vote the shares with respect to “non-discretionary” items (all other proposals in this Proxy Statement, in which case, each share will be treated as a “broker non-vote”).

The following votes are required for approval of the proposals being presented at the Annual Meeting:

Proposal No. 1: Election of Directors. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN” nominees noted by you on the appropriate portion of your Proxy or voting instruction card. At the Annual Meeting, four directors are to be elected, which number shall constitute four of the total five seats of our Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our bylaws, as amended, directors are to be elected by a plurality. This means that the four candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees. Abstentions and votes against will not be deemed a vote with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 2: Non-binding advisory vote to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of Common Stock representing a majority of the shares of Common Stock cast at the Annual Meeting or by proxy is required for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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Proposal No. 3: To ratify the selection of Marcum LLP (formerly Friedman LLP) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of Common Stock representing a majority of the shares of Common Stock cast at the Annual Meeting or by proxy is required for the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the current fiscal year. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Proposal No. 4: To approve the potential issuance of an excess of 19.99% of our outstanding Common Stock, par value $0.001 per share, upon the conversion of the Company’s outstanding Senior Convertible Note. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of Common Stock representing a majority of the shares of Common Stock cast at the Annual Meeting or by proxy is required for the approval of the potential issuance of in excess of 19.99% of outstanding Common Stock upon the conversion of the Senior Convertible Note. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 5: To approve the potential issuance of our outstanding Common Stock upon the conversion of a new perpetual convertible preferred stock to be issued in exchange for the Senior Convertible Note as part of the Company’s approved plan of compliance with the Nasdaq Listing Rules. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of Common Stock representing a majority of the shares of Common Stock cast at the Annual Meeting or by proxy is required for the approval of the Perpetual Convertible Preferred Stock Proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 6: To approve a reverse stock split of the Common Stock at a ratio of not less than one-for-twenty (1-for-20) and not more than one-for-one-hundred (1-for-100), with our Board of Directors having the discretion as to the exact ratio of any reverse stock split to be set within the above range, without a corresponding reduction in the total number of authorized shares of Common Stock and to be in effect no later than the earlier of the next Annual Meeting or the anniversary of this year’s Annual Meeting. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of Common Stock representing a majority of the voting power of all issued and outstanding Common Stock is required for the approval of the authorization of the Board to effect a reverse stock split while maintaining the Company’s authorized shares of common stock. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal as they will not be counted toward reaching a majority of the issued and outstanding shares. The Series B Preferred Stock is voted in proportion to the Common Stock vote for this proposal.

Tabulation and Reporting of Voting Results

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days from the date of the Annual Meeting.

This proxy statement, the accompanying proxy card and our Annual Report to stockholders were first made available to stockholders on or about December 28, 2022, by way of our definitive proxy filing.

A copy of our Annual Report on Form 10-K for the year ended June 30, 2022, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Esports Entertainment Group, Inc., Block 6, Triq Paceville, St. Julians, Malta, STJ 3109, Attention: Secretary.

Proxy Materials Are Available on the Internet

The Company uses the Internet as a means of furnishing proxy materials to stockholders. We are sending our stockholders instructions on how to access the proxy materials online at www.proxyvote.com or request a printed copy of materials and how to submit a Proxy electronically using the Internet.

Stockholders may follow the instructions to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials online to reduce environmental impact and mailing costs.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have made these proxy materials available to you on the Internet because the Board is soliciting your Proxy to vote at the Annual Meeting. According to our records, you were a stockholder of the Company as of the end of business on December 22, 2022.

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote by the Internet, or, if you request a paper copy of the proxy materials and receive a proxy card, by telephone or mail.

The Company intends to mail the proxy materials on or about December 29, 2022, to all stockholders of record on the Record Date entitled to vote at the Annual Meeting.

What is the proxy card?

If you received a printed set of the proxy materials, the proxy card enables you to appoint Jan Jones Blackhurst, Chair of the Board of Directors, or Lydia Roy, Group General Counsel and Compliance, Corporate Secretary, as your representative at the Annual Meeting. By completing and returning a proxy card, you are authorizing Jan Jones Blackhurst or Lydia Roy to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

When and where is the Annual Meeting being held?

The Annual Meeting will be held on Thursday, January 26, 2023, commencing at 10:00 a.m., Eastern Time, virtually at www.virtualshareholdermeeting.com/GMBL2022. You or your proxy holder will be able to participate and vote, by visiting the meeting link above and entering the control number on the proxy card or notice of the meeting you received. You are not required to register before the meeting starts. Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the live audio webcast. However, in order to maintain the interactive nature of the meeting, virtual attendees are able to vote and submit questions or comments to the Company’s officers and directors during the meeting via the online meeting website.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on December 22, 2022, will be entitled to vote at the Annual Meeting.

On the Record Date, there were 77,987,944 shares of Common Stock outstanding and entitled to vote and there were 100 shares of Series B Preferred Stock outstanding that have voting rights on the reverse stock split proposal (Proposal No. 6).

The Annual Meeting will begin promptly at 10:00 a.m., Eastern Time. Check-in will begin one-half hour prior to the Annual Meeting. Please allow ample time for the check-in procedures.

Stockholder of Record: Shares Registered in Your Name

If on December 22, 2022, your shares were registered directly in your name with Esports Entertainment Group, Inc.’s transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote during the Annual Meeting using the virtual meeting platform, vote by the Internet or, if you request a paper copy of the proxy materials and receive a proxy card, by telephone or mail. Whether or not you plan to attend the Annual Meeting, we urge you to vote.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on December 22, 2022, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

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What am I voting on?

The following matters are scheduled for a vote:

1.	To elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal No. 1);

2.	To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement (Proposal No. 2);

3.	To ratify the selection of Marcum LLP (formerly Friedman LLP) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023 (Proposal No. 3);

4.	To approve the potential issuance of an excess of 19.99% of our outstanding Common Stock, par value $0.001 per share, upon the conversion of the Company’s outstanding Senior Convertible Note (Proposal No. 4)

5.	To approve the potential issuance of our outstanding Common Stock upon the conversion of a new perpetual convertible preferred stock to be issued in exchange for the Senior Convertible Note, as part of the Company’s approved plan of compliance with the Nasdaq Listing Rules (Proposal No. 5);

6.	To approve a reverse stock split of the Common Stock at a ratio of not less than one-for-twenty (1-for-20) and not more than one-for-one-hundred (1-for-100), with our Board of Directors having the discretion as to the exact ratio of any reverse stock split to be set within the above range, without a corresponding reduction in the total number of authorized shares of Common Stock, and to be in effect no later than the earlier of the next Annual Meeting or the anniversary of this year’s Annual Meeting (Proposal No. 6); and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board is not currently aware of any other business that will be brought before the Annual Meeting.

How do I vote?

Please see Voting Procedures on page 2.

How many votes do I have?

On each matter to be voted upon, owners of Common Stock have one vote for each share of Common Stock as of the Record Date. The Series B Preferred Stock has 25,000,000 votes for each share of Series B Preferred Stock as of the Record Date.

What is a quorum for purposes of conducting the Annual Meeting?

The presence, at the Annual Meeting or by proxy, of the holders of thirty-three and 34/100 percent (33.34%) of all stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. As there were 2,577,987,944 shares of voting power from the issued and outstanding shares of Common Stock and Series B Preferred Stock entitled to vote as of the Record Date, the quorum for the Annual Meeting is 859,501,181 shares. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present at the Annual Meeting or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement, except as required by law, until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of the directors (Proposal No. 1), “FOR” approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement (Proposal No. 2), “FOR” ratification of the selection of Marcum LLP (formerly Friedman LLP) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023 (Proposal No. 3), “FOR” the approval of the potential issuance of an excess of 19.99% of our outstanding Common Stock, par value $0.001 per share, upon the conversion of the Company’s outstanding Senior Convertible Note (Proposal No. 4), “FOR” the approval of the potential issuance of our outstanding Common Stock upon the conversion of a new perpetual convertible preferred stock to be issued in exchange for the Senior Convertible Note, as part of the Company’s approved plan of compliance with the Nasdaq Listing Rules (Proposal No. 5), “FOR” the approval of a reverse stock split of the Company’s common stock at a ratio of not less than one-for-twenty (1-for-20) and not more than one-for-one-hundred (1-for-100), with our Board of Directors having the discretion as to the exact ratio of any reverse stock split to be set within the above range and without a corresponding reduction in the total number of authorized shares of common stock and to be in effect no later than the earlier of the next Annual Meeting or the anniversary of this year’s Annual Meeting (Proposal No. 6), and “FOR” approval of any adjournment of the Annual Meeting, if necessary or appropriate, to transact such other business as may properly come before the Annual Meeting and all adjournments and postponements thereof; and if any other matter is properly presented at the Annual Meeting, your proxy holder (the individual named on your proxy card) will vote your shares using his best judgment.

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How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the election of the directors (Proposal No. 1), “FOR” approval, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement (Proposal No. 2), “FOR” ratification of the selection of Marcum LLP (formerly Friedman LLP) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023 (Proposal No. 3), “FOR” the approval of the potential issuance of an excess of 19.99% of our outstanding Common Stock, par value $0.001 per share, upon the conversion of the Company’s outstanding Senior Convertible Note (Proposal No. 4), “FOR” the approval of the potential issuance of our outstanding Common Stock upon the conversion of a new perpetual convertible preferred stock to be issued in exchange for the Senior Convertible Note, as part of the Company’s approved plan of compliance with the Nasdaq Listing Rules (Proposal No. 5), “FOR” the approval of a reverse stock split of the Common Stock at a ratio of not less than one-for-twenty (1-for-20) and not more than one-for-one-hundred (1-for-100), with our Board of Directors having the discretion as to the exact ratio of any reverse stock split to be set within the above range, without a corresponding reduction in the total number of authorized shares of Common Stock, and to be in effect no later than the earlier of the next Annual Meeting or the anniversary of this year’s Annual Meeting (Proposal No. 6), and “FOR” approval of any adjournment of the Annual Meeting, if necessary or appropriate, to transact such other business as may properly come before the Annual Meeting and all adjournments and postponements thereof. If no choice is specified on your Proxy as to one or more of the proposals, the Proxy will be voted in accordance with the Board’s recommendations on such proposals as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We will bear the cost of mailing and solicitation of proxies. Proxies may be solicited by mail or personally by our directors, officers or employees, none of whom will receive additional compensation for such solicitation. Those holding shares as of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

What does it mean if I receive more than one Proxy Statement and annual report or Notice of Internet Availability, as applicable?

If you receive more than one Proxy Statement and annual report, your shares may be registered in more than one name or in different accounts. Please submit a vote for each Proxy Statement and annual report received to ensure that all of your shares are voted.

I share the same address with another Esports Entertainment Group, Inc. stockholder. Why has our household only received one Proxy Statement and annual report or Notice of Internet Availability, as applicable?

The SEC’s rules permit us to deliver a single Proxy Statement and annual report or Notice of Internet Availability, as applicable, to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We and some brokers have delivered only one Proxy Statement and annual report or Notice of Availability, as applicable, to stockholders who share a single address, unless we or the applicable broker received contrary instructions from any stockholder at that address. However, any stockholder residing at the same address who wishes to receive a separate copy of the Proxy Statement and annual report or Notice of Availability, as applicable, may make such a request by notifying the broker or Broadridge Financial Solutions, Inc. at 866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 if the shares are held in a brokerage account or us if the shares are registered shares. Stockholders can notify us by sending a written request addressed to Attn: Secretary, Esports Entertainment Group, Inc., Block 6, Triq Paceville, St. Julians, Malta, STJ 3109 or by calling us at (862) 234-5955.

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Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may change your proxy by Internet or telephone or submit another properly completed proxy card with a later date;

●	You may send a timely written notice that you are revoking your proxy to the Company at Block 6, Triq Paceville, St. Julians, Malta, STJ 3109, Attn: Secretary; or

●	You may attend the Annual Meeting and vote during the meeting via the virtual meeting platform. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count “FOR,” “AGAINST” and “ABSTAIN” votes, and broker non-votes.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	as necessary to meet applicable legal requirements;

●	to allow for the tabulation and certification of votes; and

●	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K filed after the Annual Meeting.

CORPORATE GOVERNANCE

Board of Directors

Set forth below are the names of and certain biographical information about each member of our Board as of December 28, 2022. The information presented includes each director’s principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years.

The Board, upon the recommendation of our Nominating and Corporate Governance Committee, has nominated: Jan Jones Blackhurst, Damian Mathews, Alan Alden, and Chul Woong Lim for election as directors, each to hold office until their successors are elected and qualified or until their earlier resignation or removal. As noted in Form 8-K filed October 21, 2022, Kaitesi Munroe submitted her resignation from her position as an Independent Director of the Company and its Nominating and Corporate Governance and Compensation Committees, effective October 17, 2022. Additionally, as noted in Form 8-K filed November 3, 2022, John Brackens resigned as Director effective October 31, 2022, to ensure the Company would remain in compliance with the Nasdaq Listing Rule 5605(b)(1), which requires a majority of the Board of Directors to be comprised of Independent Directors, following the resignation of Kaitesi Munroe. No nominee recommendations were received by the Nominating and Corporate Governance Committee from any stockholder or group of stockholders who beneficially own more than five percent of our Common Stock.

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Name	Current Age	Position
Jan Jones Blackhurst	73	Chair of the Board of Directors
Damian Mathews	51	Chief Financial Officer and Chief Operating Officer and Director
Alan Alden	61	Director
Chul Woong Lim	41	Director

There are currently five authorized Board seats with one vacancy resulting from the resignation of our former Board member Grant Johnson on December 23, 2022. The Board has only nominated four individuals to fill the five board seats at this meeting.

The following noteworthy experience, qualifications, attributes and skills for each Board member, together with the biographical information for each person described below, led to our conclusion that the person should serve as a director in light of our business and structure:

Jan Jones Blackhurst

Ms. Jones Blackhurst served as a director of Caesars Entertainment, Inc. (Nasdaq: CZR) since October 2019. Ms. Jones Blackhurst served as Executive Vice President, Public Policy and Corporate Responsibility of Caesars from May 2017 through September 2019. Ms. Jones Blackhurst also served as Executive Vice President of Communications and Government Relations of Caesars from November 2011 until May 2017 and as Senior Vice President of Communications and Government Relations of Caesars from November 1999 to November 2011. Ms. Jones Blackhurst has over 20 years of experience in the gaming industry and has played a key role in innovating responsible gaming programs that are now used throughout the industry. Ms. Jones Blackhurst serves as the Chairwoman of the Public Education Foundation and as Chief Executive-In-Residence of the UNLV International Gaming Institute. Ms. Jones Blackhurst became Executive Director, UNLV Black Fire Leadership Initiative January 2021. Since February 2021, Ms. Jones Blackhurst has served as a director of Gaming & Hospitality Acquisition Corp. Prior to joining Caesars, Ms. Jones Blackhurst served two terms as Mayor of Las Vegas, from 1991 until 1999.

Damian Mathews

Mr. Mathews has been the Chief Financial Officer of the Company since April 2022, adding the role of Chief Operating Officer in June 2022. Mr. Mathews has been a member of the Board of Directors since June 2020 serving as Audit Committee Chair prior to his appointment as Chief Financial Officer. Mr. Mathews combines over 25 years of experience in senior finance positions within investment management, banking and accounting. Previously, he had been involved with the Qatar and Abu Dhabi Investment Company (a sovereign wealth fund owned investment company) as Chief Financial Officer from 2014 to 2020. From 2012 to 2014 he was a Director of his own consultancy business, NZ Pacific Investments, in New Zealand. From 2009 to 2012 he held senior management positions including General Manager Finance (New Zealand); Head of Finance and Operations Americas (United States); and Head of Change Management (Australia) at Commonwealth Bank of Australia Group. From 2007 to 2008 Damian was a Director in Product Control at ABN Amro bank in London. From 2002 to 2006 he held various senior financial controller positions at Royal Bank of Scotland Group in London. From 1998 to 2002 he was an Assistant Vice President at Credit Suisse First Boston investment bank in London and the Bahamas. From 1994 to 1998, he was an Assistant Manager at KPMG accountants in London. He has a joint honors undergraduate degree in Economics and Politics from the University of Bristol in the United Kingdom and is a fellow of the Institute of Chartered Accountants in England and Wales.

Alan Alden

Mr. Alden has been a specialist in advising remote gaming companies located in Malta since 2000, when he advised the first remote gaming companies as the Senior Manager of Enterprise Risk Services at Deloitte & Touche (Malta). In 2006, Mr. Alden established Kyte Consultants Ltd, a company that specialized in the remote gaming and payment card sectors, to assist companies located in Malta. In 2009, Mr. Alden became a founding director in Contact Advisory Services Ltd, a licensed Company Service Provider (CSP) that offers a complete service to its customers, from company incorporation, to licensing for gaming and financial institutions. Since 2010, Mr. Alden has served as the General Secretary of the Malta Remote Gaming Council. Mr. Alden is a Certified Information Systems Security Professional (“CISSP”) and a Certified Information Systems Auditor (“CISA”). Mr. Alden was also the founding President of the ISACA Malta Chapter between 2005 and 2008. In 2015, Mr. Alden became a Part Time Lecturer on IT Auditing at the University of Malta.

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Chul Woong Lim

Since June 2018 Mr. Lim has been Director of Global Business for Loud Communications based in Seoul, South Korea. Between 2014 and 2018 Mr. Lim was the Secretary General of the International e-Sports Federation (IeSF) based in Seoul, South Korea where he was responsible for relations with 47 national federations, international sports authorities, and global partners, in addition to organizing and operating the eSports World Championship and other international esports tournaments. During 2010, Mr. Lim was Deputy Manager of Sports Marketing with FIRSONS Inc., a Seoul, South Korea based sports events marketing firm. Mr. Lim was one of our Directors between January 30, 2015 and October 26, 2016. Mr. Lim received a B.S. in Physical Education from Seoul National University.

We believe the following directors nominated for re-election at the Annual Meeting are qualified to serve for the following reasons:

Name	Reason
Jan Jones Blackhurst	Experience with casinos, gambling, and industry boards.
Damian Mathews	Experience in financial and accounting leadership roles.
Alan Alden	Experience advising companies in gaming.
Chul Woong Lim	Experience with esports.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a). To the Company’s knowledge, based solely on a review of reports furnished to it, for the year ended June 30, 2022, all of the Company’s officers, directors and ten percent holders have made the required filings.

Board Composition and Director Independence

Our Common Stock and warrants are listed on The Nasdaq Capital Market. Under the rules of Nasdaq, “independent” directors must make up a majority of a listed company’s Board of Directors. In addition, applicable Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent within the meaning of the applicable Nasdaq rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.

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Currently, there are four individuals who make up our five-member Board of Directors. We have chosen to nominate only four members at the annual meeting so that a thorough search can be made and candidates can be evaluated for the board seat vacated by our former Board member, Grant Johnson. The directors elected at this meeting will serve until our next annual meeting or until their successors are duly elected and qualified. The Company defines “independent” as that term is defined in Rule 5605(a)(2) of the Nasdaq Stock Market rules.

In making the determination of whether a member of the board is independent, our board considers, among other things, transactions and relationships between each director and his immediate family and the Company, including those reported under the caption “Related Party Transactions.” The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent. On the basis of such review and its understanding of such relationships and transactions, our board affirmatively determined that Alan Alden, Jan Jones Blackhurst, and Chul Woong Lim are qualified as independent and do not have any material relationships with us that might interfere with the exercise of independent judgment.

Board Committees

Our Board of Directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each committee has its own charter, which is available on our website at www.esportsentertainmentgroup.com. Each of the board committees has the composition and responsibilities described below.

Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Alan Alden, Jan Jones Blackhurst, and Chul Woong Lim are independent directors as that term is defined in Section 5605(a)(2) of the Nasdaq Stock Market rules.

The members of each committee are, as follows:

Audit Committee: Alan Alden, Jan Jones Blackhurst, and Chul Woong Lim with Mr. Alden serving as Chair of the Audit Committee.

Our Board has determined that the Company does not currently have an “audit committee financial expert”, as defined in Item 407(d)(5) of Regulation S-K. As noted in the Company’s prior year proxy, the Board determined that Mr. Mathews was identified as an “audit committee financial expert”. Mr. Mathews is no longer able to serve in this capacity as he was appointed to the position of Chief Financial Officer at the Company effective April 2, 2022. The Company continues to search for a replacement for Mr. Mathews with the qualifications as defined in Item 407(d)(5) of Regulation S-K. At least one member of the Audit Committee has experience as a senior officer with financial oversight responsibilities.

Compensation Committee: Alan Alden, Jan Jones Blackhurst, and Chul Woong Lim. Ms. Jones Blackhurst serves as Chair of the Compensation Committee.

Nominating and Governance Committee: Alan Alden, Jan Jones Blackhurst, and Chul Woong Lim. Ms. Jones Blackhurst serves as Chair of the Nominating and Governance Committee.

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and oversee the audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this Committee include, but are not limited to:

●	selecting and recommending to our Board of Directors the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

●	approving the fees to be paid to the independent registered public accounting firm;

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●	helping to ensure the independence of the independent registered public accounting firm;

●	overseeing the integrity of our financial statements;

●	preparing an audit committee report as required by the SEC to be included in our annual Proxy Statement;

●	resolving any disagreements between management and the auditors regarding financial reporting;

●	reviewing with management and the independent auditors any correspondence with regulators and any published reports that raise material issues regarding the Company’s accounting policies;

●	reviewing and approving all related-party transactions; and

●	overseeing compliance with legal and regulatory requirements.

Compensation Committee

Our Compensation Committee assists the Board of Directors in the discharge of its responsibilities relating to the compensation of the Board of Directors and our executive officers.

The Committee’s compensation-related responsibilities include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

●	reviewing, approving and recommending to our Board of Directors on an annual basis the evaluation process and compensation structure for our other executive officers;

●	determining the need for and the appropriateness of employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or Board of Directors;

●	providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

●	reviewing our incentive compensation and other equity-based plans and recommending changes in such plans to our Board of Directors as needed, and exercising all the authority of our Board of Directors with respect to the administration of such plans;

●	reviewing and recommending to our Board of Directors the compensation of independent directors, including incentive and equity-based compensation; and

●	selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.

Nominating and Corporate Governance Committee

The purpose of the Nominating and Corporate Governance Committee is to recommend to the board nominees for election as directors and persons to be elected to fill any vacancies on the board, develop and recommend a set of corporate governance principles and oversee the performance of the board.

The Committee’s responsibilities include:

●	identifying and recommending to the Board of Directors nominees for election as directors at any meeting of stockholders, including an annual review as to the renominations of incumbents, with the goal of creating a Board with a broad and diverse set of skills and attributes, and taking into consideration each candidate’s ability to satisfy independence requirements under applicable SEC and Nasdaq Stock Market rules and ability to contribute to the effective oversight and management of the Company, as described below, and nominees to fill vacancies on the board;

●	considering candidates proposed by stockholders in accordance with the requirements in the Committee charter for all nominees;

●	engage third parties, if and when the Committee deems appropriate, to identify potential director nominee candidates, which shall include instructing such parties of the criteria to be considered;

●	overseeing the administration of the Company’s code of business conduct and ethics;

●	reviewing with the entire Board of Directors, on an annual basis, the requisite skills and criteria for board candidates and the composition of the board as a whole;

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●	the authority to retain search firms to assist in identifying board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee;

●	recommending to the Board of Directors on an annual basis the directors to be appointed to each committee of the Board of Directors;

●	overseeing an annual self-evaluation of the Board of Directors and its committees to determine whether it and its committees are functioning effectively; and

●	developing and recommending to the board a set of corporate governance guidelines applicable to the Company.

The Nominating and Corporate Governance Committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The Nominating and Corporate Governance Committee is authorized to retain independent legal and other advisors and conduct or authorize investigations into any matter within the scope of its duties.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics applicable to our principal executive, financial and accounting officers and all persons performing similar functions. A copy of that code is available on our corporate website at www.esportsentertainmentgroup.com. We expect that any amendments to such code, or any waivers of its requirements, will be disclosed on our website.

Board Diversity

We seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board of Directors. We believe directors should have various qualifications, including individual character and integrity; business experience; leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our company. We also believe the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law. The assessment of prospective directors is made in the context of the perceived needs of our Board of Directors from time to time.

All of our directors have held high-level positions in business or professional service firms and have experience in dealing with complex issues. We believe that all our directors are individuals of high character and integrity, are able to work well with others, and have committed to devote sufficient time to the business and affairs of our company. In addition to these attributes, the description of each director’s background set forth above indicates the specific qualifications, skills, perspectives, and experience necessary to conclude that each individual should continue to serve as a director of our company.

Total Number of Directors		4

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	3
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	2
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

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Board and Committee Meetings

Our Board of Directors held eleven formal board meetings, four formal Audit Committee meetings, and one formal Compensation Committee meeting during year ended June 30, 2022. Each director attended 75% or more of the aggregate of all meetings held by our Board and the Board committees on which he or she served during the year ended June 30,2022, with the exception of Ms. Munroe who was excused from attending certain meetings for personal reasons prior to her resignation from the Board effective October 17, 2022.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board has no policy with respect to the separation of the offices of Chief Executive Officer and Chair of the Board (“Chair”). It is the Board’s view that rather than having a rigid policy, it, with the advice and assistance of the Nominating and Corporate Governance Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate.

The Company currently does not have a named Lead Independent Director; however, Ms. Jones Blackhurst, since her appointment to the Board on May 3, 2022, has served in a capacity similar to that of a Lead Independent Director, although has not formally been designated as such. On December 3, 2022, Ms. Jones Blackhurst was appointed as Chair of the Board of Directors and in this capacity performs the following activities in providing oversight at the board-level:

●	setting of agendas and schedules of Board and Board committee meetings;

●	scheduling, setting the agenda for and serving as chair of meetings of independent directors;

●	serving as principal liaison between the independent directors and senior management;

●	presiding at all meetings of the Board including executive sessions of the independent directors; and

●	ensuring that she is available for consultation and direct communications on behalf of the independent directors with major stockholders as appropriate.

Our Board plays an active role in the oversight of risks impacting our Company, and the management team is charged with managing such risks. Our Board works closely with management to ensure that integrity, security and accountability are integrated into our operations. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees the management of financial accounting and regulatory risks and is tasked with focusing on, and analyzing, risks related to cybersecurity and, for that purpose, receiving reports from management regarding cybersecurity risks and countermeasures being undertaken or considered by the Company to prevent information security incidents, detect unusual activity, and to be prepared to respond appropriately should an incident occur. The Nominating and Corporate Governance Committee is responsible for overseeing the risks associated with the independence of the Board and other corporate governance matters. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our full Board is regularly informed regarding such risks through committee reports and otherwise.

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Communications with the Board

The Board believes it is important for stockholders and others to have a process to send communications to the Board. Stockholders who wish to communicate with directors should do so by writing to Attn: Secretary, Esports Entertainment Group, Inc., Block 6, Triq Paceville, St. Julians, Malta, STJ 3109. The Secretary of the Company reviews all such correspondence and forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or Board committees or that she otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters will be brought to the attention of the Company’s Audit Committee.

Hedging and Pledging

We prohibit our officers and directors from hedging and pledging of our securities of the Company. Officers and Directors are prohibited from (i) engaging in any hedging transactions (including short-selling, options, puts, and calls, as well as derivatives such as swaps, forwards, and futures transactions) with respect to securities of the Company, and (ii) making or maintaining any pledges of securities of the Company or otherwise holding securities of the Company in a margin account.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes information concerning the compensation awarded to, earned by, or paid to, our Chief Executive Officer (Principal Executive Officer or PEO) and our two most highly compensated executive officers other than the Principal Executive Officer during fiscal years 2022 and 2021 (collectively, the “Named Executive Officers”) who served in such capacities. We have included the former Chief Executive Officer, former Chief Financial Officer and the former Chief Operating Officer who departed from their positions. We included their replacement, Damian Mathews, and his compensation for the period of employment. We included John Brackens, the Chief Information Officer and Chief Technology Officer, as he was the next highly compensated after the resignations and replacement of the Chief Financial Officer and the Chief Operating Officer.

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Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(1)	Other Annual Compensation	All Other Compensation	Total
Grant Johnson,	2022	$300,000	—	—	164,322	—	$14,800	$479,122
Former Chief Executive Officer and President(2)	2021	$300,000	—	92,000	192,000	—	14,800	$598,800

Damian Mathews,	2022	$68,811	—	142,400	160,054	—	11,500	$382,765
Chief Financial Officer and Chief Operating Officer(3)	2021	$—	—	—	64,000	—	20,000	$84,000

John Brackens,	2022	$200,000	—	—	164,322	—	—	$364,322
Chief Information Officer and Chief Technology Officer (4)	2021	$207,400	—	52,794	128,000	—	—	$388,194

Stuart Tilly,	2022	$293,054	—	—	137,646	—	—	$430,700
Former Chief Legal Counsel and Chief Operating Officer (5)	2021	$320,013	—	23,000	32,000	—	—	$375,013

Daniel Marks,	2022	$162,000	—	—	—	—	—	$162,000
Former Chief Financial Officer (6)	2021	$216,000	—	23,000	48,000	—	—	$287,000

(1)	The fair value of options granted computed in accordance with ASC 718 on the date of grant.

(2)	Annual salary of $300,000. During the year ended June 30, 2022, the former Chief Executive Officer (CEO) was issued 30,800 stock options at $5.34 fair value grant price. All other compensation includes $4,800 for office rent reimbursement and $10,000 for car allowance. During the year ended June 30, 2021, Mr. Johnson was issued 20,000 shares of Common Stock at $4.60 grant price and 60,000 stock options at $3.20 fair value grant price. Mr. Johnson departed from his positions as Chairman and CEO on December 3, 2022.

(3)	Annual salary of $300,000. During the year ended June 30, 2022, the Chief Financial Officer (CFO) was issued 200,000 shares of Common Stock at $0.71 grant price. As part of his role as non-executive director Mr. Mathews received director fees of $11,500 and was issued 30,000 stock options at $5.34 fair value grant price during the year ended 2022 and received director fees of $20,000 and 20,000 stock options at $3.20 fair value grant price during the year ended 2021.

(4)	Annual salary of approximately $200,000. Mr. John Brackens has served as the Company’s Chief Information Officer (CIO) and Chief Technology Officer (CTO) since September 20, 2019. During the year ended June 30, 2022, Mr. Brackens was issued 30,800 stock options at $5.34 fair value grant price. During the year ended June 30, 2021, Mr. Brackens was issued 300 shares, 7,500 shares and 2,367 shares of Common Stock at $4.25, $4.60 and $7.19 grant price, respectively. Mr. John Brackens was issued 40,000 stock options at $3.20 fair value grant price.

(5)	Annual salary of approximately $320,000. Mr. Stuart Tilly was appointed as the Company’s Chief Legal Counsel on June 15, 2020 and later promoted to Chief operating Officer on January 28, 2022. Mr. Tilly resigned from his role as Chief Operating Officer on May 31, 2022 but remained as an advisor to the Company. Mr. Tilly was compensated through a legal consultancy agreement that requires payments of £18,000 per month to his law firm, and he also received $500 per month through an employment agreement as Company Secretary and Legal Advisor. During the year ended June 30, 2022, Mr. Tilly was issued 25,800 stock options at $5.34 fair value grant price. During the year ended June 30, 2021, Mr. Tilly was issued 5,000 shares of Common Stock at $4.60 grant price, and 10,000 stock options at $3.20 fair value grant price. Mr. Tilly resigned from his positions as Chief Legal Counsel and Chief Operating Officer of the Company on May 31, 2022.

(6)	Annual salary of $216,000. Mr. Daniel Marks was appointed as the Company’s Chief Financial Officer (CFO) on June 15, 2020 and resigned on March 31, 2022. All stock options granted and outstanding, including the 30,800 granted during the year ended June 30, 2022 were forfeited. During the year ended June 30, 2021 the CFO was issued 5,000 shares of Common Stock at $4.60 grant price, and 15,000 stock options at $3.20 fair value grant price. Mr. Marks resigned from his position as Chief Financial Officer of the Company on March 11, 2022.

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Employment Agreements

Damian Mathews

On April 2, 2022, the Company entered into a consultancy agreement to retain the services of Mr. Damian Mathews to serve as the Company’s Chief Financial Officer (“CFO”), and in June 2022 the agreement was amended as he was appointed as Chief Operating Officer (“COO”) in addition to his role as CFO. Mr. Mathews salary is approximately $300,000 per annum. The Company remits monthly payments to its Chief Financial Officer of NZD 36,995 ($23,524 translated using the exchange rate in effect at June 30, 2022) under the consultancy agreement and $500 per month under the employment agreement. In connection with this appointment the Company provided a one-time issuance of 200,000 shares of Common Stock to the Chief Financial Officer.

The employment agreement with Mr. Mathews is for one year and is automatically extended for an additional one-year term unless the Company or Mr. Mathews provides written notice within 60 days notice prior to the end of the current employment term. Mr. Mathews is eligible to earn an annual employee stock option bonus in such amount, if any, as determined in the sole discretion of the Board of Directors. Mr. Mathews participates in the executive stock option plan consistent with other C-level officers. The employment agreement with Mr. Mathews may be terminated with or without cause. Upon termination Mr. Mathews’ employment because of disability, the Company shall pay or provide Mr. Mathews (i) any unpaid base fee and any accrued vacation through the date of termination; (ii) any unpaid annual bonus accrued with respect to the fiscal year ending on or preceding the date of termination; (iii) reimbursement for any unreimbursed expenses properly incurred through the date of termination; and (iv) any Accrued Benefits. Upon the termination of Mr. Mathews’ employment because of death, Mr. Mathews’ estate shall be entitled to any Accrued Benefits. Upon the termination Mr. Mathews’ employment by the Company for cause or by either party in connection with a failure to renew the employment agreement, the Company shall pay Mr. Mathews any Accrued Benefits.

John Brackens

On May 9, 2019, the Company entered into an employment agreement with Mr. John Brackens to serve as the Company’s Chief Information Officer and Chief Technology Officer with a salary of $120,000 per annum. On September 20, 2019, the Company entered in a new employment agreement with Mr. Brackens to update Mr. Brackens position with the Company as its Chief Technology Officer. Under this amended agreement, Mr. Brackens was to receive an initial base salary of $120,000 per annum with his salary increased to $144,000 per annum upon the Company’s completion of financing in excess of $5,000,000. On May 1, 2020, the Company further amended the employment agreement with Mr. Brackens to update Mr. Bracken’s salary to $144,000 per annum. On February 22, 2021, the employment agreement with Mr. Brackens was amended further to increase Mr. Bracken’s salary effective from March 1, 2021 to approximately $200,000 payable in U.S. dollars and Euro.

The employment agreement with Mr. Brackens is for one year and is automatically extended for an additional one year term unless the Company or Mr. Brackens provides written notice within 60 days notice prior to the end of the current employment term. Mr. Brackens is eligible to earn an annual employee stock option bonus in such amount, if any, as determined in the sole discretion of the Board of Directors. Mr. Brackens participates in the executive stock option plan consistent with other C-level officers. The employment agreement with Mr. Brackens may be terminated with or without cause. Upon termination Mr. Brackens’ employment because of disability, the Company shall pay or provide Mr. Brackens (i) any unpaid base fee and any accrued vacation through the date of termination; (ii) any unpaid annual bonus accrued with respect to the fiscal year ending on or preceding the date of termination; (iii) reimbursement for any unreimbursed expenses properly incurred through the date of termination; and (iv) any Accrued Benefits. Upon the termination of Mr. Brackens’ employment because of death, Mr. Brackens’ estate shall be entitled to any Accrued Benefits. Upon the termination Mr. Brackens’ employment by the Company for cause or by either party in connection with a failure to renew the employment agreement, the Company shall pay Mr. Brackens any Accrued Benefits.

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Outstanding Equity Awards at June 30, 2022

The following table summarizes the outstanding equity award holdings held by our current Named Executive Officers and directors as of June 30, 2022.

Name	Grant date	Shares issuable upon exercise of options	Option exercise price ($)	Option expiration date
Alan Alden, Director (1)	October 8, 2020	20,000	$4.82	January 7, 2026
	October 1, 2021	30,000	$6.71	October 1, 2026
Chul Wong Lim, Director (2)	October 8, 2020	20,000	$4.82	January 7, 2026
	October 1, 2021	30,000	$6.71	October 1, 2026
Grant Johnson, former Chief Executive Officer (3)	October 8, 2020	60,000	$4.82	January 7, 2026
	October 1, 2021	30,800	$6.71	October 1, 2026
Damian Mathews, Chief Financial Officer and Chief Operating Officer (4)	October 8, 2020	20,000	$4.82	January 7, 2026
	October 1, 2021	30,000	$6.71	October 1, 2026
John Brackens, Chief Information Officer and Chief Technology Officer (5)	October 8, 2020	40,000	$4.82	January 7, 2026
	October 1, 2021	30,800	$6.71	October 1, 2026

(1)	Mr. Alden was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and Chair of the Compensation Committee from October 1, 2020.

(2)	Mr. Lim was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and a member of the Compensation Committee from October 1, 2020.

(3)	Mr. Johnson was appointed as an Executive Director of Esports Entertainment Group, Inc. in 2013 and a member of the Compensation Committee from October 1, 2020. Mr. Johnson departed from his positions as Chairman and CEO on December 3, 2022. Mr. Johnson’s 90,800 unexercised options expired on December 17, 2022.

(4)	Mr. Mathews was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and Chair of the Audit Committee from October 1, 2020. Mr. Mathews resigned from his role as Non-Executive Director on appointment as Chief Financial Officer on April 2, 2022 and as an Executive Director. Mr. Mathews also took on the role of Chief Operating Officer on June 1, 2022.

(5)	Mr. Brackens was appointed Chief Information Officer and Chief Technology Officer from October 1, 2020. Mr. Brackens also took on the role of a member of the Board on September 1, 2022.

Stock Incentive Plans

On September 10, 2020, the Company’s Board of Directors adopted the 2020 Equity and Incentive Plan (the “2020 Plan”) that provides for the issuance of incentive and non-qualified stock options, restricted stock, restricted stock units and stock appreciation rights to officers, employees, directors, consultants, and other key persons. Under the 2020 Plan, the maximum number of shares of Common Stock authorized for issuance was 1,500,000 shares. Each year on January 1, for a period of up to nine years, the maximum number of shares authorized for issuance under the 2020 Plan is automatically increased by 233,968 shares. At June 30, 2022, there was a maximum of 1,967,936 shares of Common Stock authorized for issuance under the 2020 Plan. There were no additional equity awards eligible for issuance from the 2017 Stock Incentive Plan that had been adopted by the Company on August 1, 2017. The outstanding stock options granted under the 2017 Plan were transferred to the 2020 Plan. As of June 30, 2022, there were 857,410 shares of Common Stock available for future issuance under the 2020 Plan.

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Incentive Stock Options

All of our employees are eligible to be granted Incentive Stock Options pursuant to the 2020 Plan as may be determined by our Board of Directors which administers the Plan.

Options granted pursuant to the 2020 Plan terminate at such time as may be specified when the option is granted.

The total fair market value of the shares of Common Stock (determined at the time of the grant of the option) for which any employee may be granted options which are first exercisable in any calendar year may not exceed $100,000.

In the discretion of the Board of Directors, options granted pursuant to the 2020 Plan may include installment exercise terms for any option such that the option becomes fully exercisable in a series of cumulating portions. The Board of Directors may also accelerate the date upon which any option (or any part of any option) is first exercisable. However, no option, or any portion thereof may be exercisable until one year following the date of grant. In no event shall an option granted to an employee then owning more than l0% of our Common Stock be exercisable by its terms after the expiration of five years from the date of grant, nor shall any other option granted pursuant to 2020 Plan be exercisable by its terms after the expiration of ten years from the date of grant.

Non-Qualified Stock Options

Our employees, directors and officers, and consultants or advisors are eligible to be granted Non-Qualified Stock Options pursuant to 2020 Plan as may be determined by our Board of Directors which administers the Plan, provided however that bona fide services must be rendered by such consultants or advisors and such services must not be in connection with a capital-raising transaction or promoting our Common Stock.

Options granted pursuant to 2020 Plan terminate at such time as may be specified when the option is granted.

In the discretion of the Board of Directors options granted pursuant to the Plan may include instalment exercise terms for any option such that the option becomes fully exercisable in a series of cumulating portions. The Board of Directors may also accelerate the date upon which any option (or any part of any option) is first exercisable. In no event shall an option be exercisable by its terms after the expiration of ten years from the date of grant.

Stock Bonuses

Our employees, directors and officers, and consultants or advisors are eligible to receive a grant of our shares, provided however that bona fide services must be rendered by such consultants or advisors and such services must not be in connection with a capital-raising transaction or promoting our Common Stock. The grant of the shares rests entirely with our Board of Directors which administers the Plan. It is also left to the Board of Directors to decide the type of vesting and transfer restrictions which will be placed on the shares.

Employee Pension, Profit Sharing or other Retirement Plan

We do not have a defined benefit, pension plan, profit sharing or other retirement plan, although we may adopt one or more of such plans in the future.

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Directors’ Compensation

The table below shows the compensation paid to our non-executive directors during the year ended June 30, 2022.

Name	Year	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)	Total
Chul Woong Lim (3)	2022	$10,000	$—	$133,378	$143,378
	2021	$20,000	$—	$64,079	$84,079
Alan Alden (4)	2022	$20,000	$—	$133,378	$153,378
	2021	$20,000	$—	$64,079	$84,079
Warwick Bartlett (5)	2022	$8,548	$—	$106,703	$115,251
	2021	$20,000	$—	$64,079	$84,079
Damian Mathews (6)	2022	$11,500	$—	$133,378	$144,878
	2021	$20,000	$—	$64,079	$84,079
Mark Nielsen (7)	2022	$5,000	$—	$133,378	$138,378
	2021	$—	$—	$—	$—
Jan Jones Blackhurst (8)	2022	$15,000	$—	$—	$15,000
	2021	$—	$—	$—	$—
Kaitesi Munroe (9)	2022	$5,000	$—	$—	$5,000
	2021	$—	$—	$—	$—

(1)	The fair value of stock issued for services computed in accordance with ASC 718 on the date of grant.
(2)	The fair value of options granted computed in accordance with ASC 718 on the date of grant.
(3)	Mr. Lim was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and a member of the Compensation Committee as from October 1, 2020. Mr. Lim was appointed to the Audit Committee effective May 3, 2022.
(4)	Mr. Alden was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. as from October 1, 2020. Mr. Alden was appointed to the Nominating and Governance Committee and as Chair of the Audit Committee on June 1, 2022.
(5)	Mr. Bartlett was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and Chair of the Governance Committee as from October 1, 2020. Mr. Bartlett resigned from his position as a Non-Executive Director of the Company on March 4, 2022.
(6)	Mr. Mathews was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and Chair of the Audit Committee as from October 1, 2020. Mr. Mathews resigned from his role as Non-Executive Director on appointment as Chief Financial Officer on April 2, 2022 and as an Executive Director. Mr. Mathews also took on the role of Chief Operating Officer on June 1, 2022.
(7)	Mr. Nielsen was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. and the Audit Committee as from October 21, 2021. Mr. Nielsen resigned from his position as a Non-Executive Director of the Company on June 15, 2022.
(8)	Ms. Jones Blackhurst was appointed as a Non-Executive Director of Esports Entertainment Group, Inc. from May 3, 2022. Ms. Jones Blackhurst was appointed to the Audit committee effective May 3, 2022, as Chair of the Compensation Committee and as Chair of the Nominating and Governance committee effective May 25, 2022. Ms. Jones Blackhurst was appointed as Chair of the Board of Directors effective December 3, 2022.
(9)	Ms. Munroe was appointed as a Non-Executive Director of Esports Entertainment Group, Inc from May 17, 2022. Ms. Munroe was appointed to the Compensation Committee, Nominating and Governance Committee effective June 1, 2022. Ms. Munroe resigned from her position as a Non-Executive Director of the Company on October 17, 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our voting shares beneficially owned as of December 22, 2022 and is based on 77,987,944 shares of Common Stock issued and outstanding, for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of Common Stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of December 22, 2022. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons, any shares that such person or persons has the right to acquire within 60 days of December 22, 2022, is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise indicated, each of the shareholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our Common Stock. Except as otherwise indicated, the address of each of the shareholders listed below is: Block 6, Triq Paceville, St. Julians, Malta, STJ 3109.

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The following shows the stock ownership of our current named executive officers, directors, and any persons known to us who owns more than 5% of our Common Stock as of December 22, 2022.

Name and Address of Beneficial Owner	Number (8)	Percent (8)
Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B (1) 55 Post Rd West, 2nd Floor, Westport, CT 06880	7,065,000	9.06%
Grant Johnson (2) 475 Morrison Road Oakville, ON, Canada	3,403,334	4.36%
Damian Mathews (3) 69 De Luen Avenue Tindalls Beach, Whangaparaoa Auckland 0930	258,000	*
John Brackens (4) The Terraces, Triq is-Simar, Apt.7A, Xemxija St Paul’s Bay, Malta SPB9026	89,092	*
Alan Alden (5) 202, Yucca, Swieqi Road Swieqi, SWQ 3454, Malta	54,762	*
Jan Jones Blackhurst (6) 100 West Liberty Street, 12th Floor Reno, NV, 89501	-	*
Chul Woong Lim (7) 204-804 Susaek Rd. 100 Seodaemun-gu Seoul, Korea	70,780	*
All Named Executive Officers and Directors as a group	10,940,968	14.03%

*	less than 1%

(1)	The shares of Common Stock are deemed to be beneficially owned by Ayrton Capital LLC, Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B, and Waqas Khatri. The information in this footnote is based on Schedule 13G filed by the beneficial owners on December 22, 2022.

(2)

Mr. Johnson departed from his positions as Chairman and CEO on December 3, 2022 and resigned as Director on December 23, 2022. Mr. Johnson’s 90,800 unexercised options expired on December 17, 2022 and are not included in the total.

(3)	Includes 73,639 shares of common stock and 45,800 options to purchase shares of common stock currently exercisable.

(4)	Includes 18,292 shares of common stock and 70,800 options to purchase shares of common stock currently exercisable.

(5)	Includes 4,762 shares of common stock and 50,000 options to purchase shares of common stock currently exercisable.

(6)	No current holdings.

(7)	Includes 20,780 shares of common stock and 50,000 options to purchase shares of common stock currently exercisable.

(8)	Excludes the voting shares of Common Stock underlying the outstanding Series B Preferred Stock held by a member of management of the Company that is counted towards the quorum for the Annual Meeting and is voted proportionately with the outstanding shares of Common Stock for Proposal No. 6.

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TRANSACTIONS WITH RELATED PERSONS

Our Company’s policy with regard to related party transactions is for the Board as a whole to approve any material transactions involving our directors, executive officers or holders of more than 5% of our outstanding capital stock.

The Company incurs home office expenses allowances of $4,800 per year charged by the President of the Company for use of a home office for him and an employee of the Company. As of June 30, 2021, the Company did not have a balance payable to the President related to rent payments.

The Company has entered into a consulting agreement with its Chief Legal Counsel through the legal consultancy firm Rivington Law resulting in monthly payments of £18,000 ($24,842 translated using the exchange rate in effect at June 30, 2021) for legal and other professional services provided through the consulting agreement.

Our Company’s policy with regard to related party transactions is for the Audit Committee of the Board of Directors is to approve any material transactions involving our directors, executive officers or holders of more than 5% of our outstanding capital stock.

The Company reimburses the Chief Executive Officer for office rent and related expenses. The Company incurred charges for the Chief Executive Officer for office expense reimbursement of $4,800 the year ended June 30, 2022 and 2021. As of June 30, 2022 and 2021, there were no amounts payable to the Chief Executive Officer.

On May 4, 2017, the Company entered into a services agreement and a referral agreement with Contact Advisory Services Ltd., an entity that is partly owned by a member of the Board of Directors. The Company incurred general and administrative expenses of $26,148 and $96,020 for years ended June 30, 2022 and 2021, respectively, in accordance with these agreements. As of June 30, 2022 and 2021, there were no amounts payable to Contact Advisory Services Ltd.

The Company had retained services from a member of its Board of Directors through a consultancy agreement dated August 1, 2020 and an employment agreement dated June 15, 2020. The consultancy agreement required payments of £18,000 ($21,920 translated using the exchange rate in effect at June 30, 2022) per month to the firm that is controlled by this member of the Board of Directors. The individual also received payroll of $500 per month through the employment agreement as Chief Operating Officer. The member resigned from the Board of Directors and from their role as Chief Operating Officer on May 31, 2022 and the consultancy agreement and the employment agreement were terminated. The member remained as an advisor to the Company with an annual fee of $60,000.

The Company retained the services of its Chief Financial Officer through a consultancy agreement dated April 2, 2022 and an employment agreement dated April 2, 2022. The Company remits monthly payments to its Chief Financial Officer of NZD 36,995 ($23,524 translated using the exchange rate in effect at June 30, 2022) under the consultancy agreement and $500 per month under the employment agreement. In connection with this appointment the Company provided a one-time issuance of 200,000 shares of Common Stock to the Chief Financial Officer.

The Company had transactions with Tilt, LLC a game center operator controlled by the head of GGC. This included net sales to the game center of $222,559 for game center equipment, and amounts paid to Tilt. LLC of $33,600 for equipment leased, $16,589 for services, $20,128 for cryptocurrency mining and $140,000 for purchases of computer inventory.

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AUDIT-RELATED MATTERS

Audit Committee Report

The Audit Committee of the Board is comprised of independent directors and operates under a written charter adopted by the Board. The Audit Committee Charter is reviewed and updated as needed per applicable rules of the SEC and The Nasdaq Stock Market.

The Audit Committee serves in an oversight capacity. Management is responsible for the Company’s internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s financial statements per the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The Audit Committee’s primary responsibility is to monitor and oversee these processes and to select and retain the Company’s independent auditors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the Company’s audited financial statements and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies, and the clarity of disclosures in the audited financial statements prior to issuance.

The Audit Committee reviewed and discussed the audited financial statements as of and for the year ended June 30, 2022, with the Company’s independent auditors, Friedman LLP (now Marcum LLP), and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance. The Audit Committee discussed with Friedman LLP the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from Friedman LLP required by the applicable requirements of the PCAOB regarding independent auditor communications with the Audit Committee concerning independence and has discussed with Friedman LLP its independence.

Based on the review and discussions with management and our independent registered public accounting firm, Friedman LLP, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2022, for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE:

Alan Alden — Chair of the Committee

Jan Jones Blackhurst

Chul Woong Lim

PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees. The aggregate fees billed by our independent registered public accounting firm, for professional services rendered for the audit of our annual financial statements for the years ended June 30, 2022 and 2021, including review of our interim financial statements were $968,883 and $104,250, respectively.

Audit Related Fees. We incurred fees to our independent registered public accounting firm of $245,000 and $282,404 for audit related fees during the fiscal years ended June 30, 2022 and 2021, respectively, which related to filings with the SEC and audits of acquisitions by the Company during the year ended June 30, 2022.

Tax and Other Fees. We did not incur fees to our independent registered public accounting firm for tax and other services during the fiscal years ended June 30, 2022 and 2021.

The Audit Committee pre-approves all auditing services, and all permitted non-auditing services (including the fees and terms thereof) to be performed by our independent registered public accounting firm.

MATTERS TO BE VOTED ON

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Currently, the Company has authorized a five-member Board of Directors. The Board has chosen, however, to nominate only four members for election at this annual meeting while a search is conducted for a person to fill the board position vacated by Grant Johnson on December 23, 2022. Thus, there will be one vacant seat on our Board following the Annual Meeting. The directors will serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. Of the Board members whose term expires at the Annual Meeting, Jan Jones Blackhurst, Damian Mathews, Alan Alden, and Chul Woong Lim are all standing for reelection.

The person named as “Proxy” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If no choice has been specified by a stockholder, the shares will be voted “FOR” the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

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NOMINEES FOR ELECTION AS DIRECTOR

The persons nominated as directors are as follows:

Name	Age	Position(s)
Jan Jones Blackhurst	73	Chair of the Board of Directors
Damian Mathews	51	Chief Financial Officer, Chief Operating Officer and Director
Alan Alden	61	Director
Chul Woong Lim	41	Director

Vote Required

The four nominees for director receiving a majority of votes “FOR” election will be elected as directors. This is called a plurality. Abstentions or votes against a director nominee will not be deemed a vote with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the election of each of the nominees for directors.

PROPOSAL NO. 2: NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on our Board, our Compensation Committee, or the Company. Nevertheless, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We currently intend to conduct this advisory vote every year.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Executive Compensation” section of this Proxy Statement, which describe the 2022 compensation of our named executive officers.

We are requesting your advisory vote on the following resolution:

RESOLVED, that the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables, is hereby approved.

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Vote Required

The affirmative vote of the holders of shares of Common Stock representing a majority of the shares of Common Stock cast at the Annual Meeting via the virtual meeting platform or by proxy is required for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the approval, In a non-binding advisory VOTE, of the compensation of the Company’s named executive officers as disclosed in THIS proxy statement.

PROPOSAL NO. 3: RATIFY THE SELECTION OF MARCUM LLP (FORMERLY FRIEDMAN LLP) AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2023.

The Audit Committee of our Board has selected the firm of Marcum LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2023. Friedman LLP, which merged with and into Marcum LLP effective as of September 1, 2022, has served as our independent registered public accounting firm since the fiscal year ended June 30, 2021. Although stockholder ratification of the selection of Marcum LLP is not required by law or Nevada rules, our Audit Committee believes that it is advisable and has decided to give our stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, our Audit Committee may reconsider this selection. Representatives of Marcum LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of the holders of shares of Common Stock representing a majority of the shares of Common Stock cast is required for the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the current fiscal year. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Recommendation of our Board

OUR BOARD unanimously RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2023.

PROPOSAL NO. 4: POTENTIAL ISSUANCE OF AN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK, PAR VALUE $0.001 PER SHARE , UPON THE CONVERSION OF THE COMPANY’S OUTSTANDING SENIOR CONVERTIBLE NOTE.

Background and Description of Senior Convertible Note

You are being asked to consider and vote upon a proposal (the “Note Share Issuance Proposal”) that provides for the potential issuance of a number of shares of our Common Stock in excess of 19.99% of our outstanding shares of Common Stock upon the conversion of a Senior Convertible Note (“Senior Convertible Note”) that we issued in connection with a private placement on May 28, 2021. All capitalized terms below are defined in the Senior Convertible Note transaction documents.

The Note Share Issuance Proposal, if passed, will allow us to issue more than 4,376,180 shares (19.99% of the 21,891,845 shares of Common Stock outstanding at issuance of the Senior Convertible Note) upon conversion of the Senior Convertible Note.

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On February 22, 2022, the Company exchanged the existing senior convertible note (the “Old Senior Convertible Note”) with a remaining principal of $29,150,001, with the Senior Convertible Note in the aggregate principal of $35,000,000. In connection with the offering of Common Stock and warrants on September 19, 2022, the Company subsequently remitted to the Holder (“Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B” or “Alto”) an amount of $2,778,427 from the proceeds, thereby reducing the Senior Convertible Note principal balance to $32,221,573.

The interest rate on the Senior Convertible Note is 8.0% per annum (consistent with the Old Senior Convertible Note). Upon the occurrence, and during the continuance of any Event of Default (as defined in the Senior Convertible Note), the interest rate shall automatically be increased to 12.0% per annum. As further described below, the Company was not in compliance with certain debt covenants under the Senior Convertible Note as of September 30, 2022 or subsequently. The Company has been accruing interest expense at a rate of 12% beginning March 31, 2022, the date it was initially not in compliance with certain debt covenants. As the Company is currently in default, it accrues interest at the default interest rate. The Company has accrued default interest expense of $700,000 through September 30, 2022. The maturity date of the Senior Convertible Note is June 2, 2023, subject to extension in certain circumstances, including bankruptcy and outstanding events of default. The Company may redeem the Senior Convertible Note, subject to certain conditions, at a price equal to the sum of 100% of the applicable redemption amount, plus the product of six percent (6%) adjusted by the number of elapsed calendar days from the issuance date of the Senior Convertible Note divided by 720 calendar days (the term of the Senior Convertible Note).

The Senior Convertible Note is convertible, at the option of the Holder, into shares of the Company’s Common Stock at a conversion price of $17.50 per share. The Senior Convertible Note is subject to a most favored nations provision and standard adjustments in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transaction. If the Company enters into any agreement to issue (or issues) any variable rate securities, the Holder has the additional right to substitute such variable price (or formula) for the conversion price.

If an Event of Default has occurred under the Senior Convertible Note, in addition to the default interest rate discussed above, the Holder may elect to alternatively convert the Senior Convertible Note at the Alternate Conversion Price (as defined in the Senior Convertible Note). In connection with an Event of Default, the Holder may require the Company to redeem in cash any or all of the Senior Convertible Note. Upon an Event of Default, the Senior Convertible Note, or any portion of the Senior Convertible Note as elected by the Holder, shall be redeemed by the Company at a price equal to the greater of (i) the conversion amount to be redeemed under the terms of the Senior Convertible Note and (ii) the product of (X) the conversion rate with respect to the conversion amount in effect at such time as the Holder delivers an event of default redemption notice multiplied by (Y) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such event of default and ending on the date the Company makes the entire payment required to the Holder.

The Holder will not have the right to convert any portion of a Senior Convertible Note, to the extent that, after giving effect to such conversion, the Holder (together with certain related parties) would beneficially own in excess of 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion. The Holder may from time to time increase this limit to 9.99%, provided that any such increase will not be effective until the 61st day after delivery of a notice to the Company of such increase. The Company is currently in default and the Holder has not yet elected to alternatively convert.

In addition, unless approval of the Company’s stockholders as required by the Nasdaq is obtained, the Company is prohibited from issuing any shares of Common Stock upon conversion of the Senior Convertible Note or otherwise pursuant to the terms of the Senior Convertible Note, if the issuance of such shares of Common Stock would exceed 19.99% of the Company’s outstanding shares of Common Stock or otherwise exceed the aggregate number of shares of Common Stock which the Company may issue without breaching its obligations under the rules and regulations of Nasdaq. Should the Holder convert the principal balance outstanding at September 30, 2022 at the Alternate Conversion Price that is currently available to the Holder, or a portion of the principal balance, the Company may be subject to remit amounts to the Holder materially in excess of the principal balance outstanding through payment of cash.

In connection with a Change of Control (as defined in the Senior Convertible Note), the Holder may require the Company to redeem all or any portion of the Senior Convertible Note. The redemption price per share will equal the greatest of (i) 115% of the outstanding principal of the Senior Convertible Note to be redeemed, and accrued and unpaid interest and unpaid late charges thereon, (ii) 115% of the market value of the shares of the Company’s Common Stock underlying the Senior Convertible Note, as determined in accordance with the Senior Convertible Note, and (iii) 115% of the aggregate cash consideration that would have been payable in respect of the shares of the Company’s Common Stock underlying the Senior Convertible Note, as determined in accordance with the Senior Convertible Note.

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At any time after the date the Company provides notice to the Holder of the Company incurring additional debt, the Holder will have the right to have the Company redeem all or a portion of the Senior Convertible Note at a redemption price equal to 100% of the applicable redemption amount, plus the product of six percent (6%) adjusted by the number of elapsed calendar days from the issuance date of the Senior Convertible Note divided by 720 calendar days (the term of the Senior Convertible Note).

The Company may at any time during the term of the Senior Convertible Note, with prior written consent of the Holder, reduce the Conversion Price of the Senior Convertible Note to any amount for any period of time deemed appropriate by the Board of Directors of the Company. The Senior Convertible Note agreement also includes a provision that should the Company be in both breach of its debt covenants and its price per common share trade below the conversion floor price of $2.1832 (the “Conversion Floor Price”), the Holder may elect the Alternate Conversion option that includes a make-whole provision payable to the Holder in cash.

Why We Need Stockholder Approval

Because our Common Stock is traded on The Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(d)(2). Pursuant to Nasdaq Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the closing price of our Common Stock immediately preceding the execution of the Senior Convertible Note and (ii) the average closing price of our Common Stock for the five trading days immediately preceding the execution of the Senior Convertible Note. The stockholder approval requirement was incorporated into the Senior Convertible Note in order to comply with Nasdaq Listing Rule 5635(d)(2). Our Board has determined that it would be advisable and in the best interest of the Company and our stockholders to enable the Holder to be partially repaid under the Senior Convertible Note through exercise of the Holder’s conversion rights thereunder rather than in cash.

Potential Effects of Approval of this Proposal

If the Note Share Issuance Proposal is approved, the issuance of shares of our Common Stock upon conversion would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring, or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

Potential Effects of Non-Approval of this Proposal

If the Note Share Issuance Proposal is not approved by the stockholders, the Senior Convertible Note would not be convertible over the 19.99% threshold and all future obligations pursuant to the Note would be due and payable in cash only. The Company currently does not have the resources to satisfy such cash obligations. Furthermore, the Company’s satisfaction of the Senior Convertible Note in cash would materially impair the Company’s working capital. The inability to discharge such indebtedness via shares of common stock may also materially adversely affect the Company’s future ability to raise equity or debt capital from third parties on attractive terms, if at all, and also risks significantly impairing the operations, assets and ongoing viability of the Company.

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Vote Required

The affirmative vote of the holders of shares of Common Stock representing a majority of the shares of Common Stock cast at the Annual Meeting via the virtual meeting platform or by proxy is required for the approval of the potential issuance of in excess of 19.99% of outstanding Common Stock upon the conversion of the Senior Convertible Note. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

Recommendation of our Board

Pursuant to the Securities Purchase Agreement for the aforementioned Senior Convertible Note dated May 28, 2021, the Company is obligated to present the Note Share Issuance Proposal to the stockholders through a special or annual meeting along with the Board’s approval until such proposal is approved.

Our Board unanimously recommends that you vote “FOR” the approval of the NOTE SHARE ISsuance PROPOSAL BECAUSE IT IS IN THE BEST INTEREST OF THE coMPANY AND OUR STOCKHOLDERS.

PROPOSAL NO. 5: TO APPROVE THE POTENTIAL ISSUANCE OF OUR OUTSTANDING COMMON STOCK UPON THE CONVERSION OF A NEW PERPETUAL CONVERTIBLE PREFERRED STOCK TO BE ISSUED IN EXCHANGE FOR THE SENIOR CONVERTIBLE NOTE, AS PART OF THE COMPANY’S APPROVED PLAN OF COMPLIANCE WITH THE NASDAQ LISTING RULES.

You are being asked to consider and vote upon a proposal (the “Preferred Stock Issuance Proposal”) that provides for the potential issuance of Common Stock upon the conversion of new perpetual convertible preferred stock (“Perpetual Convertible Preferred Stock”) that is issuable to the Holder upon an exchange of the Senior Convertible Note. The issuance of the Perpetual Convertible Preferred Stock is being proposed in connection with the Company’s plan to maintain compliance with the Nasdaq Listing Rules, which includes actions to be taken to meet the minimum market value of listed securities or minimum stockholders’ equity.

The Company and the Holder of the Senior Convertible Note intend to exchange, pursuant to an available exemption under the Securities Act of 1933, as amended, no less than $7.0 million of the Senior Convertible Note, and no less than $2.5 million in accrued interest and other penalties incurred under the Senior Convertible Note, to Perpetual Convertible Preferred Stock no later than February 20, 2023. The Company may issue up to a maximum of $34.7 million of Perpetual Convertible Preferred Stock by June 30, 2023, which is equivalent to the principal balance due under the Senior Convertible Note of $32.2 million and the balance of accrued interest and other penalties due to the Holder of $2.5 million, in order to maintain long-term compliance with Nasdaq Listing Rules.

The Perpetual Convertible Preferred Stock is subject to limitation on conversion into shares of Common Stock. The Holder will not have the right to convert any portion of the Perpetual Convertible Preferred Stock, to the extent that, after giving effect to such conversion, the Holder (together with certain related parties) would beneficially own in excess of 4.99% of the shares of our Common Stock outstanding immediately after giving effect to such conversion. The Holder may from time to time increase this limit to 9.99%, provided that any such increase will not be effective until the 61st day after delivery of a notice to the Company of such increase. These ownership amounts are not waivable by the Company or the noteholder. The Perpetual Convertible Preferred Stock may not be converted to Common Stock until stockholder approval is obtained.

Although the Company and the Holder of the Senior Convertible Note are in active discussions to determine the terms of the Perpetual Convertible Preferred Stock, as of the date of this Proxy Statement, such terms have not been finalized and there is no assurance that the Company and the Holder would come to an agreement on such terms. The Company will disclose the material terms of the Perpetual Convertible Preferred Stock in connection with the completion of the exchange transaction, including the filing of a certificate of designation with the State of Nevada to designate the terms of such preferred stock.

Under the Company’s articles of incorporation, the Board of Directors is expressly authorized to provide for the issuance of shares of preferred stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof. As a result, the Board of Directors will set the terms of the Perpetual Convertible Preferred Stock and the Company’s common stockholders are not being asked to vote on or approve the exchange transaction, the issuance of the Perpetual Convertible Preferred Stock, or the terms of such Perpetual Convertible Preferred Stock.

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As part of the plan to maintain compliance with the Nasdaq Listing Rules, the Company will need to structure the terms of the Perpetual Convertible Preferred Stock to be compliant with the Nasdaq Listing Rules. In order to be compliant with Nasdaq Listing Rules, the conversion price of the Perpetual Convertible Preferred Stock should be set at a price that is the lower of: (i) the Nasdaq Official Closing Price (the “NOCP,” as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement to exchange the Senior Convertible Note for the Perpetual Convertible Preferred Stock; or (ii) the average NOCP of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement to exchange the Senior Convertible Note for the Perpetual Convertible Preferred Stock. In addition, the Holder may convert the Perpetual Convertible Preferred Stock at the Alternate Conversion Price (which shall vary with to the market price of the Company’s shares of common stock and be further defined in the definitive documentation), subject to full-ratchet anti-dilution adjustment upon the issuance of common stock or securities convertible into common stock as well as other standard adjustments in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transaction. The conversion price may be further adjusted by the Company and the Holder upon mutual agreement. In addition, the Perpetual Convertible Preferred Stock will need to be structured so that it can be treated as equity of the Company in order to meet the minimum market value of listed securities or minimum stockholders’ equity.

The Alternative Conversion Price of the Perpetual Convertible Preferred Stock will have a floor price equal to 20% of the lower of (i) the NOCP immediately preceding the signing of the binding agreement to exchange the note for the Perpetual Convertible Preferred Stock; or (ii) the average NOCP for the preceding five trading days immediately preceding the signing of the binding agreement to exchange the note for the Perpetual Convertible Preferred Stock. The maximum number of shares issuable to the Holder will be calculable upon signing the binding agreement.

Potential Effects of Approval of this Proposal

If the Preferred Stock Issuance Proposal is approved, the issuance of shares of our Common Stock upon conversion would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring, or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

Potential Effects of Non-Approval of this Proposal

If the Preferred Stock Issuance Proposal is not approved by the stockholders, the perpetual convertible preferred stock we would issue in exchange for amounts owed to the Holder of the Senior Convertible Note would not be convertible into shares of our Common Stock. In such event, the Company may not be able to complete the exchange and issue the preferred stock. This could adversely affect the Company’s ability to satisfy the Nasdaq Listing Rules requiring the Company to meet the minimum market value of listed securities or minimum stockholders’ equity and, as a result, the Company’s securities may be delisted from trading on the Nasdaq Stock Exchange, which would adversely impact the value of your securities, severely hamper liquidity of the shares of our Common Stock, adversely affect the Company’s future ability to raise equity or debt capital from third parties on attractive terms, if at all, and risks significantly impairing the operations, assets and ongoing viability of the Company.

Vote Required

The affirmative vote of the holders of shares of Common Stock representing a majority of the shares of Common Stock cast at the Annual Meeting via the virtual meeting platform or by proxy is required for the approval of the Perpetual Convertible Preferred Stock Proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the approval of the perpetual conVertible preferred stock proposal BECAUSE IT IS IN THE BEST INTEREST OF THE coMPANY AND OUR STOCKHOLDERS.

PROPOSAL NO. 6: APPROVAL OF A REVERSE STOCK SPLIT OF THE COMMON STOCK AT A RATIO OF NOT LESS THAN ONE-FOR-TWENTY (1-FOR-20) AND NOT MORE THAN ONE-FOR-ONE-HUNDRED (1-FOR-100), WITH OUR BOARD OF DIRECTORS HAVING THE DISCRETION AS TO THE EXACT RATIO OF ANY REVERSE STOCK SPLIT TO BE SET WITHIN THE ABOVE RANGE, WITHOUT A CORRESPONDING REDUCTION IN THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, AND TO BE IN EFFECT NO LATER THAN THE EARLIER OF THE NEXT ANNUAL MEETING OR THE ANNIVERSARY OF THIS YEAR’S ANNUAL MEETING.

Background

The Company is proposing to combine the outstanding shares of our common stock into a lesser number of outstanding shares (a “Reverse Stock Split”). If approved by the stockholders as proposed, the Board of Directors would have the sole discretion to effect the Reverse Stock Split, if at all, (i) within a ratio of not less than one-for-twenty (1-for-20) and not more than one-for-one-hundred (1-for-100), (ii) without a corresponding reduction in the total number of authorized shares of common stock, and (iii) the earlier of the next Annual Meeting or the anniversary of this year’s Annual Meeting.

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Reasons for the Reverse Stock Split

The Company’s primary reasons for approving and recommending the Reverse Stock Split are (i) to increase the per share price and bid price of our common stock to regain compliance with the continued listing requirements of Nasdaq, (ii) to make our common stock more attractive to certain institutional investors, which would provide for a stronger investor base and, (iii) to provide additional shares available for issuance as described in the proposal above.

On April 11, 2022, we received a written notice from the Nasdaq Stock Market LLC that we were not in compliance with Nasdaq Listing Rule 5550(a)(2), as the minimum bid price of our common stock had been below $1.00 per share for 30 consecutive business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we had until October 10, 2022, to regain compliance with the minimum bid price requirement. On October 11, 2022, we received a notice from Nasdaq that we had not regained compliance with the minimum bid price requirement. The notice also stated that, unless we request an appeal, that our common stock will be delisted from The Nasdaq Capital Market and will be suspended at the opening of business on October 20, 2022. On October 8, 2022, through its advisors, the Company requested an appeal of the determination. On October 18, 2022, we received a letter from Nasdaq in response to our request for an appeal of the Nasdaq Listing Qualification Staff’s determination. The letter stated that the delisting action has been stayed pending a final decision by the Nasdaq Hearing Panel and that a hearing will be held on November 17, 2022. The Company presented its plan of compliance to the Nasdaq Hearings Panel on November 17, 2022. On November 30, 2022, the Company received a letter from the Nasdaq stating that the Nasdaq Hearings Panel granted an exception to permit the Company to demonstrate compliance on or before March 31, 2023.

If approved by our stockholders, this proposal would permit (but not require) the Board of Directors to effect a Reverse Stock Split of the outstanding shares of our common stock. In addition, it would permit (but not require) the Board of Directors to implement a Reverse Stock Split up to a ratio of one-for-one-hundred (1-for-100). We believe that enabling the Board of Directors to fix the specific ratio of the Reverse Stock Split within a wide range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

In determining the ratio, the Board of Directors may consider, among other things, factors such as: the initial and continued listing requirements of the Nasdaq Capital Market; the impact of the reverse stock split on stock price and liquidity, the number of shares of our common stock outstanding; the market price of the common stock at the time, the need for immediate liquidity and a significant capital raise in the first quarter of 2023; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of the State of Nevada, or at the later time set forth in the amendment. The exact timing will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Nevada, the Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of the common stock. Although the intent of the Reverse Stock Split is to increase the price of the common stock, there can be no assurance, however, that even if the Reverse Stock Split is effected, that the Company’s bid price of the Company’s common stock will be sufficient, over time, for the Company to regain or maintain compliance with the Nasdaq minimum bid price requirement.

The Company believes the Reverse Stock Split will make its common stock more attractive and cost-effective investment to a broader range of investors, as it believes that the current market price of the common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock due to trading policy restrictions and higher commissions.

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Other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to meet or maintain a bid price over the minimum bid price requirement of Nasdaq or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, our Board took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Even if our stockholders approve the Reverse Stock Split, our Board reserves the right not to effect the Reverse Stock Split if in our Board’s opinion it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split. In addition, even if the stockholders do not approve the Reverse Stock Split, the Company may, under certain circumstances provided under Nevada law, effect a reverse stock split without the need for stockholder approval.

Potential Effects of the Proposal

If our stockholders approve the Reverse Stock Split and the Board of Directors effects it, the number of shares of common stock issued and outstanding will be reduced, depending upon the ratio determined by the Board of Directors. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares.” In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of Fractional Shares).

The Reverse Stock Split will not change the terms of the common stock. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock will remain fully paid and non-assessable.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Registered “Book-Entry” Holders of Common Stock

Our registered holders of common stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split common stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.

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Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-Reverse Stock Split common stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Effect of the Reverse Stock Split on Outstanding Stock Options and Warrants

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

Accounting Matters

The Reverse Stock Split Proposal in effect will not affect the par value of our common stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes

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This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As described above in “Fractional Shares,” no fractional shares of our common stock will be issued as a result of the Reverse Split. Instead, we will issue one (1) full share of the post- Reverse Split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of our common stock are not clear. A stockholder who receives one (1) whole share of our common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such stockholder was otherwise entitled. We are not making any representation as to whether the receipt of one (1) whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Split.

33

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Interests of Officers and Directors in this Proposal

Other than the securities ownership by the Company’s officers and directors as noted in the section titled “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT,” our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

Vote Required

The affirmative vote of the holders of shares of Common Stock representing a majority of the voting power of all issued and outstanding Common Stock is required for the approval of the authorization of the Board to effect a reverse stock split while maintaining the Company’s authorized shares of common stock. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal as they will not be counted toward reaching a majority of the issued and outstanding shares. The Series B Preferred Stock votes proportionately to the Common Stock.

Even if the Reverse Stock Split proposal were to receive the affirmative vote of more than a majority of the shares of Common Stock present at the Annual Meeting or by proxy, there may not be sufficient votes to approve the Reverse Stock Split proposal because of the higher voting standard of approval by the affirmative vote of the holders of shares of Common Stock representing a majority of the voting power of all issued and outstanding Common Stock, while maintaining the Company’s authorized shares of common stock. As a result, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal as they will not be counted toward reaching a majority of the issued and outstanding shares. In order to attempt to procure the vote necessary to effect the Reverse Stock Split proposal, on December 21, 2022, we issued one hundred (100) shares of our Series B Preferred Stock to a member of the Company’s management. The terms of the Series B Preferred Stock are set forth in a Certificate of Designation of Series B Preferred Stock (the “Certificate of Designation”), filed with the Secretary of State of the State of Nevada, and effective on December 21, 2022. The Series B Preferred Stock does not have any voting rights except with respect to the Reverse Stock Split proposal presented at the Annual Meeting, or otherwise as required by law. With respect to the Reverse Stock Split proposal, the outstanding shares of Series B Preferred Stock is entitled to 2,500,000,000 votes on such proposal in the aggregate, which is referred to as supermajority voting; however the votes by the holder of Series B Preferred Stock will be counted in the same “mirrored” proportion as the aggregate votes cast by the holders of Common Stock who vote on the Reverse Stock Split proposal. For example, if 50.5% of the shares of Common Stock cast at the Annual Meeting or by proxy are voted “FOR” Proposal No. 6, then the Company will count 50.5% of the votes cast (or votes) by the holder of the Series B Preferred Stock as votes “FOR” Proposal No. 6. Holders of Common Stock and Series B Preferred Stock will vote on the Reverse Stock Split proposal as a single class.

The Board of Directors determined that it was in the best interests of the Company to provide for supermajority voting of the Series B Preferred Stock in order to obtain sufficient votes on the Reverse Stock Split proposal and thereby to attempt to avoid delisting by Nasdaq of the Common Stock. Due to the required proportional voting structure of the Series B Preferred Stock that mirrors the actual voting by holders of the Common Stock, the supermajority voting will serve to reflect the voting preference of the holders of Common Stock that actually vote on the matter, whether for or against the proposal, and therefore will not override the stated preference of the holders of Common Stock.

If the Reverse Stock Split proposal is approved, the outstanding shares of Series B Preferred Stock will be automatically redeemed upon the stockholders’ approval of the Reverse Stock Split proposal and will have no further rights, voting or otherwise.

Recommendation of our Board

Our Board UNANIMOUSLY recommends that you vote “FOR” the approval of the REVERSE STOCK SPLIT Proposal BECAUSE IT IS IN THE BEST INTEREST OF THE coMPANY AND OUR STOCKHOLDERS.

STOCKHOLDER NOMINATIONS OF DIRECTORS AND OTHER BUSINESS

Under our bylaws, as amended, notice of any director nomination or stockholder proposal intended to be presented by a stockholder at the 2023 annual meeting of stockholders must be delivered to our Secretary at our principal executive offices not earlier than the close of business on September 28, 2023 nor later than the close of business on October 28, 2023; provided that in the event that the date of the 2023 annual meeting is more than thirty (30) days before or more than seventy (70) days after January 26, 2024, notice must be delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

The deadline for any stockholder proposal for inclusion in our proxy materials for the 2023 annual meeting pursuant to Rule 14a-8 under the Exchange Act is August 29, 2023; provided that a proposal will not be considered properly brought before the Annual Meeting if notice thereof is provided after any applicable deadline in our bylaws, as amended, regardless of whether the stockholder is seeking to include the proposal in our proxy materials. Any notice regarding any stockholder nomination must include the information specified in Article III, Section 1 of our bylaws, as amended. In addition, for next year’s annual meeting of stockholders, we will be required under new SEC Rule 14a-19 to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, we must receive notice under SEC Rule 14a-19 no later than November 27, 2023. Please note that the notice requirement under SEC Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our bylaws, as amended, as described above.

34

OTHER MATTERS

We have not received notice of and do not expect any other matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. If you grant a proxy, the persons named as proxy holder, Jan Jones Blackhurst, or Lydia Roy, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for the proxy statements and annual reports or Notices of Internet Availability, as applicable, with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report or the Notice of Internet Availability, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement and annual report or the Notice of Internet Availability, as applicable, to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or the Notice of Internet Availability, as applicable, or if you are receiving multiples copies of the proxy statement and annual report or the Notice of Internet Availability, as applicable, and wish to receive only one, please notify your broker or Broadridge Financial Solutions, Inc. at 866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request addressed to Attn: Secretary, Esports Entertainment Group, Inc., Block 6, Triq Paceville, St. Julians, Malta, STJ 3109 or by calling us at (862) 234-5955. We will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and annual report or the Notice of Internet Availability, as applicable, to a registered stockholder at a shared address to which a single copy of the applicable document(s) was delivered.

In addition, we are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be accessed at www.sec.gov. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

*************

December 28, 2022	By Order of the Board of Directors,

/s/ Jan Jones Blackhurst
Jan Jones Blackhurst
Chair of the Board of Directors

/s/ Lydia Roy
Lydia Roy
Group General Counsel and Compliance, Corporate Secretary

35

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on January 25, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GMBL2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on January 25, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D94782-Z84151

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ESPORTS ENTERTAINMENT GROUP, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Jan Jones Blackhurst	☐	☐	☐
1b. Damian Mathews	☐	☐	☐
1c. Alan Alden	☐	☐	☐
1d. Chul Woong Lim	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6:

	Yes	**No**
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D94783-Z84151

ESPORTS ENTERTAINMENT GROUP, INC.
Annual Meeting of Shareholders
January 26, 2023 at 10:00 AM EST
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jan Jones Blackhurst, Chair of the Board of Directors, and Lydia Roy, Group General Counsel and Compliance, Corporate Secretary, of Esports Entertainment Group, Inc., as proxy with full power of substitution to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on January 26, 2023, at 10:00 A.M. EST virtually at www.virtualshareholdermeeting.com/GMBL2022, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponements or adjournments thereof, hereby revoking all former proxies.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on January 25, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GMBL2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on January 25, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D94784-Z84151 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ESPORTS ENTERTAINMENT GROUP, INC.

Series B Preferred Stock Only

The Board of Directors recommends you vote FOR Proposal No. 6:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D94785-Z84151

ESPORTS ENTERTAINMENT GROUP, INC.
Annual Meeting of Shareholders
January 26, 2023 at 10:00 AM EST
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Jan Jones Blackhurst, Chair of the Board of Directors, and Lydia Roy, Group General Counsel and Compliance, Corporate Secretary, of Esports Entertainment Group, Inc., as proxy with full power of substitution to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on January 26, 2023, at 10:00 A.M. EST virtually at www.virtualshareholdermeeting.com/GMBL2022, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponements or adjournments thereof, hereby revoking all former proxies.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side